EXHIBIT 10.35


                            ANTHROGENESIS CORPORATION

                 QUALIFIED EMPLOYEE INCENTIVE STOCK OPTION PLAN

     1. PURPOSE OF PLAN. This Stock Option Plan (the "Plan") is intended to provide to the employees of Anthrogenesis Corporation (previously known as Lifebank, Inc.) (the "Corporation") additional incentive for them to promote the success of the business, by awarding incentive stock options (intended to qualify as such under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code")) based upon measurable goals and the Corporation's financial performance. Options granted prior to December 20, 2002, shall be governed by the terms of the Plan in effect as of the date such Option was granted.

     Upon the consummation of the transactions contemplated by that Purchase Option Agreement and Plan of Merger (the "Purchase Agreement") by and among Celgene Corporation ("Celgene"), Celgene Acquisition Corp. and the Corporation dated April 26, 2002 (the "Merger"), (i) the Corporation's obligations with respect to each outstanding Option to purchase Common Shares, whether vested or unvested, shall, be assumed by Celgene, (ii) all references to the Corporation herein shall be deemed to refer to Celgene and (iii) each Option so assumed by Celgene shall continue to have, and be subject to, the same terms and conditions set forth in the applicable stock option agreement as in effect at the time of the Merger, subject to the adjustments set forth in Section 7.9 of the Purchase Agreement.

     2. SHARES SUBJECT TO PLAN. There will be reserved for use upon the exercise of options to be granted from time to time under the Plan ("Options"), an aggregate of 500,000 Common Shares of no par value (the "Common Shares") of the Corporation (subject to any increase or decrease pursuant to paragraph 13),

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which shares may be in whole or in part, as the Board of Directors of the
Corporation (the "Board of Directors"), shall from time to time determine, authorized but unissued Common Shares or issued Common Shares which shall have been reacquired by the Corporation. For purposes of this Plan, the "Plan Year" shall be the 12-month period ending on each December 31. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) be added to the shares otherwise available for Options which may be granted in accordance with the terms of the Plan. On or after the consummation of the Merger, all references to the term "Common Shares" shall be deemed to refer to shares of common stock, par value $.01 per share, of Celgene.

     3. ADMINISTRATION OF PLAN. The Board of Directors hereby designates the Chairman and the Chief Executive Officer as Administrators of this Plan; provided, however, that on and after the Merger, the Management Compensation and Development Committee of the Board of Directors of Celgene Corporation ("Celgene") shall be the Administrators. The Administrators may delegate some or all of their authority under the Plan as the Administrators deems appropriate in its sole and absolute discretion; provided, however, that no such delegation shall be made (i) with regard to any eligible employee who is a "covered employee" (as defined in Section 162(m) of the Internal Revenue Code) at the time of grant or (ii) that would cause awards under the Plan to fail to be exempt under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the provisions of the Plan, the Administrators shall have plenary authority in their joint discretion to determine the employees of the Corporation to whom Options shall be granted, the number of shares to be covered by each of the Options, and the time or times at which Options shall be granted; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it; provided, however, that, in the


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event of employees who shall also be directors of the Corporation, Options shall be granted in accordance with the provisions of paragraphs 4 and 5 hereof. The Board of Directors may from time to time appoint substitutes for, or in addition to, those previously appointed as Administrators. All actions shall be memorialized by a written instrument signed by the Administrators, and action so taken shall be fully as effective as if it had been taken by a vote of a majority of the members of the Board of Directors at a meeting duly called and held.

     4. ELIGIBLE EMPLOYEES. An Option shall be granted in each Plan Year to those employees of the Corporation whose performance, in the discretion of the Administrators, has met or exceeded anticipated performance levels and has contributed to the Corporation's financial results.

         In no event shall an Option which is exercisable more than five years from the date of the grant thereof be granted to any person who, immediately after such Option is granted, owns (as defined in Sections 422 and 424 of the Internal Revenue Code) shares possessing more than 10 percent of the total combined voting power or value of all classes of shares of the Corporation or of its parent or any subsidiary corporation.

     5. NUMBER OF SHARES COVERED BY OPTIONS TO INDIVIDUAL EMPLOYEES. Any Option granted to any employee shall cover not in excess of such number of Common Shares (rounded out, if not an even 100 shares or multiple thereof, to the next lower 100-share lot) as shall have an aggregate option price equal to such employee's current aggregate annual compensation (including fixed salary and incentive compensation) from the Corporation and all corporations controlled by it. Such current aggregate annual compensation shall, in each case, be


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determined by multiplying by four the aggregate compensation received by him during the calendar quarter-year next preceding the date of the granting of his Option.

     6. FACTORS CONSIDERED IN GRANTING OPTIONS. In making any determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Administrators shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation, and such other factors as the Administrators shall deem relevant in connection with accomplishing the purpose of the Plan.

     7. OPTION PRICES. The exercise price of the Common Shares, which shall be covered by each Option, shall be 100 percent of the fair market value of the Common Shares at the time of granting the Option. If, at the time of the exercising of this Option, the shares are registered and traded in the open market, such fair market value shall be deemed to be the mean of the high and low prices of the Common Shares on national securities exchanges on the day on which the Option shall be exercised. If the price so determined shall not be an even multiple of one dollar, it shall be rounded out to the next higher dollar per share. Notwithstanding the foregoing, the purchase price for Common Shares under an Option or Options granted to any person then owning more than 10 percent of the total combined voting power of all classes of shares of the Corporation, or of its parent or subsidiary corporation, shall be 110 percent of the fair market value of the Common Shares at the time of grant of the Option.

     8. TERMS OF OPTIONS. Each Option must be exercised within ten years from the date of the grant thereof; provided, however, that any Option granted to any person then owning more than 10 percent of the total combined voting power of all classes of shares of the Corporation, or of its parent or subsidiary


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corporation, must be exercised within five years from the date of the grant thereof. The option term may be subject to termination prior to the expiration of the period mentioned above as provided hereinafter.

     9. EXERCISE OF OPTIONS. An Option may be exercised at any time or from time to time, as to any part of or all the shares which shall be covered thereby; provided, however, that: (a) an Option may not be exercised as to less than 1000 shares (subject to any increase or decrease pursuant to paragraph 13) at any one time (or the remaining shares then purchasable under the Option, if less than 1000 shares (subject to any increase or decrease pursuant to paragraph 13)); and
(b) an Option shall not be exercisable prior to the expiration of six months following the date on which the Option was granted. The purchase price of the shares as to which an Option shall be exercised shall be paid in full in cash at the time of exercise. Except as provided in paragraphs 11 and 12 hereof, an Option may not be exercised at any time unless the holder thereof shall have been in the continuous employ of the Corporation and/or of one or more of its subsidiaries, from the date of the granting of the Option to the date of its exercise. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his Option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the Option.

     10. NO TRANSFERABILITY. An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised, during the lifetime of the employee, only by such employee.

     11. TERMINATION OF EMPLOYMENT. In the event that the employment of an employee to whom an Option shall have been granted shall be terminated (otherwise than by reason of death), such Option may be exercised (to the extent that the employee shall have been entitled to do so at the termination of his


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employment) at any time within three months after such termination. So long as the holder of an Option shall continue to be an employee of the Corporation or one or more of its subsidiaries, the Option shall not be affected by any change in duties or position. Nothing in the Plan or in any option agreement shall confer upon any employee any right to continue in the employ of the Corporation or of any of its subsidiaries, or interfere in any way with the right of the Corporation or any such subsidiary to terminate his employment at any time.

     12. DEATH OF EMPLOYEE. If an employee to whom an Option shall have been granted shall die while he shall be employed by the Corporation or one or more of its subsidiaries or within three months after the termination of his employment, such Option may be exercised (to the extent that the employee shall have been entitled to do so at the date of his death) by a legatee or legatees of the employee under his last will, or by his personal representatives or distributees.

     13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in the outstanding Common Shares of the Corporation by reason of share dividends, split-ups, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan in the aggregate and in any Plan Year and the maximum number of shares as to which Options may be granted to any employee shall be correspondingly adjusted by the Administrators. Notwithstanding the foregoing, no adjustment shall be made in the minimum number of shares that may be purchased at any time.

     14. EFFECTIVE DATE OF PLAN. The Plan shall become effective on such date as the Board of Directors shall determine, but only after: (a) the shareholders of the Corporation shall, by the affirmative vote or other consent of a majority in interest of the Common Shares, in addition to the affirmative vote or other consent of a majority in interest of all shares of the Corporation, have


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approved the Plan; (b) Article IV of the Certificate of Incorporation of the
Corporation shall have been amended in accordance with the Business Corporation Act of the State of New Jersey so as to authorize the Corporation to issue the Common Shares reserved for the purposes of the Plan without offering such shares to the holders of the outstanding Common Shares for subscription; and (c) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

     15. EFFECTIVE DATE OF OPTION GRANT. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the stockholders of the Corporation nor any action taken by the Administrators shall constitute the granting of any Option. The granting of an Option shall take place only when a written option agreement substantially in the form of the option agreement that is attached hereto and marked Exhibit A shall have been duly executed and delivered by or on behalf of the Corporation and by the employee to whom such Option was granted on the effective date contained therein.

     16. LIMITATION. No employee eligible to participate herein shall be granted Options to purchase Common Shares that are exercisable during any one calendar year, to the extent that the fair market value of such shares (determined at the time of the grant of the Option) exceeds $100,000. No employee shall be given the opportunity to exercise Options granted hereunder with respect to shares valued in excess of $100,000 in any calendar year, except and to the extent that the Options shall have accumulated over a period in excess of one year.

     17. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate on December 31, 2008, and an Option shall not be granted under the Plan after that date. The Plan (including the form of option agreement which is attached hereto and marked Exhibit A) may at any time or from time to time be terminated, modified, or amended by the shareholders of the Corporation, by the affirmative vote of a majority in interest of the Common Shares, in addition to the affirmative vote of a majority in interest of all the shares of the Corporation. The Board of


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Directors may at any time and from time to time modify or amend the Plan
(including such form of option agreement) in such respects as it shall deem advisable in order that the Options shall continue to be "incentive stock options" as defined in Section 422 of the Internal Revenue Code or to conform to any change in the law, or in any other respect which shall not change: (a) the maximum number of shares for which Options may be granted under the Plan either in the aggregate or in any Plan Year or to any individual employee; (b) the option prices other than to change the manner of determining the fair market value of the Common Shares for the purposes of paragraph 7 hereof to conform with any then applicable provisions of the Internal Revenue Code or regulations thereunder; (c) the periods during which Options may be granted or exercised;
(d) the provisions relating to the determination of employee to whom Options shall be granted and the numbers of shares to be covered by such Options; or (e) the provisions relating to adjustments to be made upon changes upon capitalization. The termination or any modification or amendment of the Plan shall not, without consent of an employee, affect his rights under an Option previously granted to him.

     18. OPTIONS DISCRETIONARY. The granting of Options under the Plan shall be entirely discretionary with the Administrators and nothing in the Plan shall be deemed to give any officer or managerial employee any right to participate in the Plan or to receive Options.

     19. SECURITIES REGISTRATION. At the closing provided for above, the participant shall agree to hold the shares acquired by the exercise of the Option for investment and not with a view to resale or distribution thereof to the public, and he shall deliver to the Corporation a certificate to that effect. In the event that the Corporation shall nevertheless deem it necessary to register under the Securities Act of 1933 or other applicable statutes any


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shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 under Regulation A of the Rules and Regulations of the Securities and Exchange Commission, then the Corporation shall take such action at its own expense before delivery of its own shares. In the event the shares of the Corporation shall be listed on any national stock exchange at the time of the exercise of an Option under this Plan, then, whenever required, the Corporation shall register the shares with respect to which such Option is exercised under the Exchange Act, and shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Corporation.

     20. LIQUIDATION. Upon the complete liquidation of the Corporation, any unexercised Options previously granted under this Plan shall be deemed cancelled, except as otherwise provided in paragraph 7(b) above on the occasion of a merger or consolidation. In the event of the complete liquidation of a subsidiary corporation, or in the event that such corporation ceases to be a subsidiary corporation as that term is defined in paragraph l above, any unexercised Options previously granted to participants employed by such corporation shall be deemed cancelled unless such participants shall become employed by the Corporation or by any other subsidiary corporation on the occurrence of any such event.

     21. OPTION AGREEMENTS. Notwithstanding anything herein to the contrary, subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Administrators which shall contain such terms and conditions, which shall not be inconsistent with the terms and conditions of the Plan, as the Administrators shall deem necessary or appropriate, including, without limitation, permitting "reloads" and the ability to exercise an unvested Option provided that the Common Shares so purchased are subject to a repurchase option in favor of the Corporation.